CONVERSION AGREEMENT

Conversion Agreement, dated as of May 9, 2006 (the “Agreement”), by and among Phillips-Van Heusen Corporation, a Delaware corporation (the “Company”), and each of the persons that signs a signature page annexed hereto (collectively, the “Selling Stockholders” and individually, a “Selling Stockholder”).

WITNESSETH:

WHEREAS, the Selling Stockholders are offering to sell shares of Common Stock beneficially owned by them in an underwritten public offering (the “Offering”) pursuant to an underwriting agreement among the Company, the Selling Stockholders and Lehman Brothers Inc., dated the date hereof (the “Underwriting Agreement”);

WHEREAS, in connection with the Offering, on the terms and subject to the conditions of this Agreement, the Selling Stockholders have agreed to convert all of the remaining shares of Series B Stock owned by them into 11,566,119 shares of Common Stock (the “Conversion Shares”);

WHEREAS, in connection with the Offering, each Selling Stockholder, simultaneously with the execution of this Agreement, shall execute and deliver a custody agreement with The Bank of New York, as custodian (the “Custodian”), pursuant to which the following materials will be deposited with the Custodian:  (a) certificates representing shares of Series B Stock that will be converted into the Conversion Shares immediately prior to the close of business on the business day immediately prior to the day on which the Offering is consummated (the “Conversion Date”), and (b) a notice in writing requesting that all of the Series B Stock be converted into the Conversion Shares; and

WHEREAS, it is a condition precedent to the consummation of the Offering that the Selling Stockholders and the Company enter into this Agreement to provide for certain agreements and obligations of the parties in connection with the Offering.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.

Conversion.  (a)  Each Selling Stockholder shall, simultaneously with the execution of this Agreement and the Underwriting Agreement, deliver to the Custodian the certificate or certificates for the Series B Stock to be converted into the Conversion Shares, duly endorsed, together with written notice stating that such Selling Stockholder elects to convert such Series B Stock, all in compliance with Section 6(a)(i)(A) of the Certificate of Designations (each such delivery of certificates and notice, the “Conversion Notice”) and shall instruct the Custodian to deliver the Conversion Notice to the Company prior to the Conversion Date; provided, however, that no shares of Series B Stock delivered to the Custodian shall be deemed surrendered by such Selling Stockholder, or converted into Conversion Shares until immediately prior to the close of business on the Conversion Date.

(b)  Notwithstanding the foregoing, if after the Conversion Date, the Offering is not consummated in accordance with the terms of the Underwriting Agreement, then, (a) the surrender and conversion of the shares of Series B Stock shall be deemed null and void, and (b) the Company shall return to the appropriate investor any certificate or certificates, or issue replacement certificates, representing shares of Series B Stock.

2.

Payment.  The Company shall pay, at the closing of the Offering, to each Selling Stockholder by wire transfer of immediately available funds $0.88 per share of Common Stock (the “Conversion Payment”) issued upon conversion of such Selling Stockholder’s shares of Series B Stock pursuant to Section 1 above.  To the extent that any cash payment to be made by the Company pursuant to this Section 2 is to be made to a Foreign Fund (as defined below), then the Company shall make such cash payment directly to the general partner of such Foreign Fund, Apax Europe V GP, LP (the “General Partner”), which delivered an Internal Revenue Service (the “I.R.S.”) Form W-9 (the “Form W-9”) to the Company.  In addition, to the extent that any Conversion Shares are to be delivered, or deemed delivered, to any Foreign Fund, then such Conversion Shares shall be delivered by the Company, directly to the General Partner, as the nominee of the applicable Foreign Fund, which delivered a Form W-9 to the Company.  The term “Foreign Fund” shall mean each Selling Stockholder that is a non-United States person and did not itself deliver an I.R.S. Form W-8 to the Company in connection with the Offering.

3.

Tax Treatment.  Each of the Company and the Selling Stockholders shall report the conversion of Series B Stock into the Conversion Shares described in Section 1 above and the payment of cash described in Section 2 above as integral parts of a transaction that constitutes a reorganization as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), with cash constituting additional consideration subject to the provisions of Section 356(a) of the Code.

4.

Tax Withholding.  The Company shall be entitled to deduct and withhold from any distribution or payment to the Selling Stockholders any amounts required to be deducted and withheld under applicable tax law.  To the extent such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement and any other agreement as having been paid to the person to whom such amounts would otherwise have been paid.  The Selling Stockholders agree to hold the Company and its affiliates harmless from any and all taxes, duties, fines, penalties, assessments or other governmental charges of whatsoever nature (including any interest, penalties or additions thereon) arising from or in connection with the Selling Stockholders’ ownership or conversion for the Series B Stock or the Common Stock that are imposed or levied on the Company or any of its affiliates, or for which any of them is held liable, by, or on behalf of any taxing authority.

5.

Miscellaneous.

(a)

Governing Law.  This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to contracts executed and to be performed wholly within such State without giving effect to the choice of law principles of such State.

(b)

Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c)

Counterparts.  This Agreement may be executed by facsimile and in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

(d)

Termination.  If the Offering is cancelled or withdrawn at any time, this Agreement shall immediately and automatically terminate and shall be of no further force and effect, and any and all certificates of the Series B Stock delivered to the Company pursuant to Section 1 above shall be returned to the Selling Stockholder or Selling Stockholders which so delivered such certificates and any and all certificates of Common Stock delivered to Selling Stockholders pursuant to Section 1 above shall be returned to the Company.  For the avoidance of doubt, in the event of termination, no shares of Series B Stock shall have been deemed converted into the Conversion Shares in connection with the Offering.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

PHILLIPS-VAN HEUSEN CORPORATION

By	/s/ Mark D. Fischer
Name:	Mark D. Fischer
Title:	Vice President, General Counsel and Secretary

Signature Page to Conversion Agreement

APAX EUROPE V-A, L.P.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V-B, L.P.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V C GMBH & CO. KG.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V-D, L.P.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V-E, L.P.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

Signature Page to Conversion Agreement

APAX EUROPE V-F, C.V.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V-G, C.V.

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V-1, LP

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

APAX EUROPE V-2, LP

By	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Attorney-in-Fact

Signature Page to Conversion Agreement